Exhibit 10.21

SUBSCRIPTION AGREEMENT

IN

AGASSI SPORTS ENTERTAINMENT CORP.

A. Subscription. This Agreement has been executed by the individual or entity whose name is set forth under Section I of “Subscriber Information” below (the “Subscriber”), in connection with the Subscriber’s subscription to purchase that number of shares of restricted common stock, $0.001 par value per share (“Common Stock”) of Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”) as set forth in Section II of “Subscriber Information” below (the “Shares” or the “Securities”). This Subscription Agreement is referred to herein as the “Agreement” or the “Subscription”. The Company is selling Securities to multiple investors, as part of a “best efforts, no minimum” offering, defined herein as the “Offering”. The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by. Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. The purchase price of each Share is $5.00 (the “Purchase Price”). The minimum number of Shares which may be subscribed by each subscriber is $100,000 or 20,000 Shares, although the Company may, in its discretion, accept subscriptions for a lesser amount. The Offering is being made on a “best efforts, no minimum” basis and will terminate upon the earlier of (a) the sale of 1,200,000 Shares or $6,000,000, of if such offering amount is increased by the Board of Directors of the Company in its sole discretion, without any required notice to any Subscriber or other person, up to $8 million (the “Maximum Amount”); or (b) July 31, 2026, unless extended by the Board of Directors of the Company for up to an additional 30 days in the discretion of the Board of Directors, without any prior notice, or unless earlier terminated by the Company.

The Company reserves the right to reject orders for the purchase of Securities in whole or in part, and if a subscription is rejected the subscriber’s funds will be returned without interest the next business day after rejection. There is no amount required for an initial closing, and all proceeds will be available for immediate use by the Company.

When the context in which words are used in this Subscription Agreement (“Agreement”) indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa. Any reference to a person shall include an individual, trust, estate, or any incorporated or unincorporated organization, including general or limited partnerships, limited liability companies, corporations, joint ventures and cooperatives, and all heirs, executors, administrators, legal representatives, successors and assigns of such person where permitted or required by the context. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

B. Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this subscription (the “Subscription”), in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Company.

Subscription Agreement
Agassi Sports Entertainment Corp.

C. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

i) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Securities as an investment for Subscriber;

ii) Subscriber is an “Accredited Investor” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), and has completed the Eligibility Representations of Subscriber beginning on page 19 of this Agreement;

iii) The Subscriber is acquiring the Securities for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the Securities. No one other than the Subscriber has any beneficial interest in said securities. No person has made to the Subscriber any written or oral representations: (x) that any person will resell or repurchase any of the Securities; (y) that any person will refund the purchase price of any of the Securities, or (z) as to the future price or value of any of the Securities;

iv) Subscriber has received no representations or warranties from the Company, or its affiliates, employees or agents regarding the Securities or suitability of an investment in the Securities or the Company other than those set forth herein and attached hereto;

v) Subscriber is able to bear the economic risk of the investment in the Securities and Subscriber has sufficient net worth to sustain a loss of Subscriber’s entire investment in the Company without economic hardship if such a loss should occur;

vi) Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s);

vii) Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of this investment and the Offering and the Securities, and all such questions have been answered to the full satisfaction of Subscriber. The Company has not supplied Subscriber any information for investment purposes other than as contained in this Agreement and the attachments hereto, and Subscriber is relying on its own investigation and evaluation of the Company and the Securities in making an investment hereunder and not on any other information whatsoever, including, but not limited to, any presentations or other materials, other than this Agreement and the attachments, provided to the Subscriber by the Company;

viii) The Subscriber recognizes that the investment herein is a speculative venture and that the total amount of funds tendered to purchase Securities is placed at the risk of the business and may be completely lost. The purchase of Securities as an investment involves special risks;

Subscription Agreement
Agassi Sports Entertainment Corp.

ix) The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof, or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Subscriber is a bona fide resident and domiciliary of the state set forth in the Eligibility Representations of Subscriber included at the end of this Agreement (the “Eligibility Representations”) and has no present intention to become a resident of any other state or jurisdiction. Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity, provided further that such entity has validly authorized and approved such entity’s entry into this Agreement and the transactions contemplated herein. The purchase of Securities as an investment involves special risks;

x) The Subscriber is a bona fide resident or operates its principal place of business as set forth in this Subscription Agreement and Eligibility Representations, which Eligibility Representations Subscriber has completed completely and honestly;

xi) Subscriber acknowledges and is aware of the following:

(1) There are substantial restrictions on the transferability of the Securities; the Securities will not be, and investors in the Company have no right to require that the Securities be registered under the Securities Act; there may not be any public market for the Securities; Subscriber may not be able to use the provisions of Rule 144 of the Securities Act with respect to the resale of the Securities; and accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate Subscriber’s investment in the Company. Subscriber agrees that the Securities shall not be sold, transferred, pledged or hypothecated unless such sale is exempt from registration under the Securities Act. Subscriber also acknowledges that Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing a proposed transfer;

(2) No federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment or any recommendation or endorsement of the Securities;

(3) The Securities have not been approved or registered under any Blue Sky law or with any State Securities Division, in reliance on exemptions from registration therefrom, and as such, there may be restrictions on the sale or transfer of such Securities under State law; and

(4) The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal, state and provincial securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction; provided, however, that upon any such rescission, the Company shall promptly return to Subscriber all funds received by the Company from the Subscriber prior to such rescission.

Subscription Agreement
Agassi Sports Entertainment Corp.

(5) The Company may pay to one or more placement agents, finders or other third parties cash compensation in connection with the Offering in an amount of up to seven percent (7%) of the aggregate gross proceeds raised from investors introduced or procured by such parties and may issue warrants to purchase a number of shares of Common Stock equal to up to three percent (3%) of the securities sold to such investors. Such warrants shall be exercisable for a period of five (5) years from the date of issuance at an exercise price equal to the per share purchase price paid by investors in the Offering and shall contain net cashless exercise provisions. By executing this Subscription Agreement, the Subscriber acknowledges and agrees to the foregoing and confirms that the payment of such compensation and issuance of such warrants shall not give rise to any claim by the Subscriber against the Company or any adjustment to the terms of the Securities purchased by the Subscriber pursuant to this Subscription Agreement. The Subscriber acknowledges that all such compensation shall be borne solely by the Company out of its gross proceeds and shall not increase the aggregate purchase price payable by the Subscriber hereunder. The Company represents that any such compensation shall only be paid to parties properly registered as broker-dealers under applicable securities laws or operating pursuant to a valid exemption therefrom.

xii) The Subscriber has carefully considered and has, to the extent it believes such discussion is necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and that the Subscriber and its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for it;

xiii) The Subscriber has not become aware of this Offering and has not been offered Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Subscriber’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

xiv) The Subscriber realizes that the Securities cannot readily be sold and will be restricted securities and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies;

xv) The Subscriber confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of its investment. The Subscriber also represents that it has (x) adequate means of providing for his, her or its current needs and possible personal contingencies, and (y) has no need for liquidity in this particular investment;

Subscription Agreement
Agassi Sports Entertainment Corp.

xvi) The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. All information which the Subscriber has provided to the Company concerning the Subscriber’s financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Company, the Subscriber will immediately provide the Company with such information;

xvii) The Subscriber has the requisite power and authority to enter into and perform the transactions contemplated by this Agreement and the purchase of the Securities. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or other entity action, and no further consent or authorization of the Subscriber or its Board of Directors, managers, stockholders, members, trustees, holders or partners, as the case may be, as required. When executed and delivered by the Subscriber, this Agreement shall constitute a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms;

xviii) The Subscriber has not agreed to act with any of the other investors for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Subscriber is acting independently with respect to its investment in the Securities;

xix) The Subscriber confirms and certifies that:

(a) Subscriber is in receipt of and has carefully and thoroughly read and reviewed and understands the Information for Residents of Certain States, attached as Exhibit 1 hereto and the Registration Rights Agreement (the “RRA Agreement”), attached as Exhibit 2 hereto;

(b) The Subscription hereunder is irrevocable by Subscriber, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

Subscription Agreement
Agassi Sports Entertainment Corp.

(c) No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment purposes; or any recommendations or endorsements of the Securities. The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Rule 506(b) of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(d) No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this subscription.

(e) IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(f) THIS SUBSCRIPTION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR TO ANY FIRM OR INDIVIDUAL THAT DOES NOT POSSESS THE QUALIFICATIONS PRESCRIBED IN THIS SUBSCRIPTION.

xx) The Subscriber confirms and acknowledges that this is a “best efforts, no minimum” Offering; that the Company need not raise any certain level of funding; that regardless of the amount of funding raised in the Offering, the Company will not return any of the Subscriber’s investment herein assuming the Subscription is accepted by the Company; and the Company is not required to use the funds raised in this Offering for any particular purpose or towards any specific use of proceeds. The Subscriber further confirms that the Company may undertake additional offerings in the future and/or may issue shares to consultants or employees at offering prices below that of the Offering, which may cause dilution to the Subscriber;

xxi) The Subscriber expressly represents and warrants to the Company that (a) before executing this Agreement, it has fully informed itself of the terms, contents, conditions and effects of this Agreement, and the exhibits hereto, the Company and the Shares; (b) the Subscriber has relied solely and completely upon its own judgment in executing this Agreement; (c) the Subscriber has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; and (d) the Subscriber has acted voluntarily and of its, his or her own free will in executing this Agreement;

xxii) The Subscriber acknowledges that it has prior investment experience, including without limitation, investments in non-listed and non-registered securities, or it has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to it and to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment;

Subscription Agreement
Agassi Sports Entertainment Corp.

xxiii) The amounts invested by the Subscriber in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

xxiv) The Subscriber understands and acknowledges that (i) the Securities are being offered and sold to Subscriber without registration under the Securities Act in a private placement that is exempt from the registration provisions under Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D, and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance;

xxv) The Subscriber certifies, under penalty of perjury, (i) that the social security or Tax Identification Number set forth herein is true, correct and complete, and (ii) that the Subscriber is not subject to backup withholding under section 3406(a)(1)(c) of the Internal Revenue Code, as amended (the “IRC”) either because the Subscriber has not been notified that the Subscriber is subject to such backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding;

xxvi) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Subscriber understands and acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company if the Subscriber becomes aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company, its Subsidiaries, or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

Subscription Agreement
Agassi Sports Entertainment Corp.

xxvii) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure, 2 or any immediate family 3 member or close associate 4 of a senior foreign political figure, as such terms are defined in the footnotes below;

xxviii) If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate;

xxix) Subscriber confirms that he, she or it is familiar with Rule 144 of the Securities Act (“Rule 144”)5 and understands that the Company ceased to be a ‘shell company’, as defined in Rule 144, as of May 31, 2025 and filed “Form 10 information” (as defined in Rule 144) with the Securities and Exchange Commission on June 4, 2025. Pursuant to Rule 144(i), Rule 144 is not available for sales of securities of the Company, including the Shares, until or unless, the Company remains subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the 12 months preceding the applicable sale (or for such shorter period that the Company was required to file such reports and materials), other than Form 8-K reports; and at least one year has elapsed since the Company filed current “Form 10 information” (as defined in Rule 144) with the Securities and Exchange Commission reflecting its status as an entity that is no longer a ‘shell company’. As a result, Rule 144 will not be available for the sale of the Shares until at least June 4, 2026, and even then, only if all other conditions of Rule 144(i) and Rule 144 are met. Subscriber understands that Rule 144 will not be available for the sale of the Shares in the future in the event that the Company becomes a ‘shell company’, ceases to file reports required by section 13 or 15(d) of the Exchange Act, or otherwise fails to meet the requirements of Rule 144(i) and as such the Subscriber may be required to hold the Shares indefinitely.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

5 https://www.law.cornell.edu/cfr/text/17/230.144

Subscription Agreement
Agassi Sports Entertainment Corp.

xxx) Subscriber acknowledges that he, she or it, is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including the Shares, and further acknowledges that the Company is entering into this Agreement with the Subscriber in reliance on this acknowledgment and with Subscriber’s understanding, acknowledgment and agreement that the Company is privy to material non-public information regarding the Company (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as Subscriber, when making investment disposition decisions, including the decision to enter into this Agreement, and Subscriber’s decision to enter into the Agreement is being made with full recognition and acknowledgment that the Company is privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to Subscriber. Subscriber hereby waives any claim, or potential claim, he has or may have against the Company relating to the Company’s possession of Non-Public Information. Subscriber has specifically requested that the Company not provide it with any Non-Public Information. Subscriber understands and acknowledges that the Company would not enter into this Agreement in the absence of the representations and warranties set forth in this paragraph, and that these representations and warranties are a fundamental inducement to the Company in entering into this Agreement; and

xxxi) Subscriber is aware of, has received and had an opportunity to review (A) the (i) Company’s Annual Report on Form 10-K for the year ended December 31, 2025; and (ii) the Company’s Quarterly Report on Form 10-Q and current reports on Form 8-K (which filings can be accessed by going to https://www.sec.gov/edgar/search/, typing “Agassi Sports Entertainment Corp.” in the “Search by keyword, ticker, company name, CIK number or individual’s name” field, and clicking the “Search” button), from January 1, 2026, to the date of this Agreement, in each case (i) through (ii), including the audited and unaudited financial statements, description of business, risk factors (if any), results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of the Company; (B) has, prior to the date of this Agreement, been given an opportunity to ask questions of and receive answers from the Company’s officers and Directors and has no pending questions as of the date of this Agreement; and (C) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company.

Subscription Agreement
Agassi Sports Entertainment Corp.

D. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

i) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority necessary to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to possess such power or authority would not reasonably be expected to have a Material Adverse Effect. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified, licensed or in good standing would not reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” means any event, circumstance, development, occurrence, condition, change or effect that, individually or in the aggregate with all other events, circumstances, developments, occurrences, conditions, changes or effects, has had or would reasonably be expected to have a material adverse effect on (a) the business, assets, liabilities, properties, operations or financial condition of the Company, or (b) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its material obligations hereunder; provided, however, that none of the following, alone or in combination, shall constitute or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur: (A) changes in general economic, financial market, regulatory or political conditions generally, (B) changes generally affecting the industries or markets in which the Company operates, (C) changes in applicable laws or Generally Accepted Accounting Principles (GAAP), (D) acts of war, terrorism, cyberattack, sabotage, natural disasters, pandemics or other force majeure events, (E) any decline in the market price or trading volume of the Company’s securities (provided that the underlying causes thereof may be considered), or (F) the announcement, pendency or consummation of the transactions contemplated hereby, except, in the case of clauses (A) through (F), to the extent such matters disproportionately adversely affect the Company, relative to other similarly situated companies operating in the industries in which the Company operates.

ii) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and the Company’s Articles of Incorporation, as amended and restated to date, and the Company’s Bylaws, as amended and restated to date (collectively, the “Organizational Documents”). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and by general equitable principles.

iii) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate any provision of the Company’s Organizational Documents, (b) conflict with, violate, result in a breach of, constitute a default under, or result in the acceleration of any obligation under any material agreement to which the Company is a party or by which the Company or any of its assets is bound, or (c) violate any applicable law or order applicable to the Company or its properties or assets, except, in the case of clauses (b) and (c), as would not reasonably be expected to have a Material Adverse Effect.

Subscription Agreement
Agassi Sports Entertainment Corp.

iv) As of July 6, 2026, the authorized capital stock of the Company consisted of 500,000,000 shares of Common Stock, of which 13,047,037 shares were issued and outstanding, and 5,000,000 shares of preferred stock, of which no shares were issued and outstanding. Except as disclosed in the SEC Reports (defined below) filed prior to the date hereof, there were no outstanding options, warrants, rights, conversion rights, exchange rights or other agreements or commitments obligating the Company to issue or sell any shares of capital stock or other equity interests of the Company. It is understood, agreed, and acknowledged that the Company may issue or grant equity pursuant to the Company’s 2026 Equity Incentive Plan.

v) The Shares to be issued pursuant to this Agreement have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and issued free and clear of all preemptive rights arising under the Company’s Organizational Documents or applicable law.

vi) The Company has filed or furnished, as applicable, all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the Securities and Exchange Commission (“SEC”) pursuant to the Exchange Act, for the twelve (12) months preceding the date hereof (collectively, the “SEC Reports”). As of their respective filing dates (or, if amended, as of the date of such amendment), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

vii) Except as disclosed in the SEC Reports filed prior to the date hereof, the Company does not have any liabilities or obligations of any nature, whether accrued, contingent, absolute or otherwise, other than (a) liabilities incurred in the ordinary course of business consistent with past practice since the date of the most recent balance sheet included in the SEC Reports, (b) liabilities incurred in connection with this Agreement and the transactions contemplated hereby, or (c) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

viii) Since the date of the filing of the Company’s most recent Quarterly Report on Form 10-Q, except as disclosed in the SEC Reports filed prior to the date hereof, (a) there has not occurred any Material Adverse Effect, and (b) the Company has conducted its business in the ordinary course consistent with past practice in all material respects.

E. Indemnification. Subscriber and Company each acknowledge and understand the meaning and legal consequences of their respective representations, warranties, covenants and agreements contained herein. Subject to the limitations set forth in this paragraph E:

(a) Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliates and their respective partners, members, managers, shareholders, officers, directors, employees, agents, attorneys and representatives (collectively, the “Company Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, judgments, penalties, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or resulting from any material breach by Subscriber of any representation, warranty, covenant or agreement made by Subscriber herein; and

Subscription Agreement
Agassi Sports Entertainment Corp.

(b) The Company hereby agrees to indemnify and hold harmless Subscriber and its affiliates and their respective partners, members, managers, shareholders, officers, directors, employees, agents, attorneys and representatives (collectively, the “Subscriber Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, judgments, penalties, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or resulting from any material breach by the Company of any representation, warranty, covenant or agreement made by the Company herein.

Notwithstanding anything herein to the contrary:

(i) in no event shall the Subscriber or the Company be liable to the other party or any other Person for any consequential, indirect, incidental, special, exemplary, punitive or speculative damages, including lost profits, diminution in value, loss of opportunity or trading losses, except to the extent such damages are payable to a third party pursuant to a final non-appealable judgment. “Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or other entity;

(ii) the aggregate liability of the Company and its affiliates arising out of or relating to this Agreement or the transactions contemplated hereby shall not exceed the aggregate Subscription Amount actually paid by Subscriber to the Company pursuant to this Agreement;

(iii) the aggregate liability of Subscriber arising out of or relating to this Agreement or the transactions contemplated hereby shall not exceed the Subscription Amount actually paid or committed to be paid by Subscriber pursuant to this Agreement;

(iv) the indemnification provisions set forth herein shall constitute the sole and exclusive monetary remedy of the Parties for any breach of this Agreement or any representation, warranty, covenant or agreement contained herein; provided, however, that nothing herein shall limit any Party’s rights or remedies arising from fraud, intentional misconduct or violations of applicable federal or state securities laws; and

(v) no Party shall be entitled to recover duplicative damages or amounts previously recovered by such Party or its affiliates in connection with the same claim, loss or matter.

Notwithstanding the foregoing, no representation, warranty, acknowledgment or agreement made herein by Subscriber shall constitute a waiver of any rights granted to Subscriber under applicable federal or state securities laws.

The representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement and the acceptance or rejection of this Agreement by the Company.

Subscription Agreement
Agassi Sports Entertainment Corp.

F. Compliance with Securities Laws. Subscriber understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.”

G. Additional Financings and Variations Within This Offering; No Most Favored Nation; No Preemptive Rights.

(i) Subscriber acknowledges and agrees that the Company and its affiliates may, in connection with this Offering or at any time and from time to time (whether before, concurrently with, or after the closing of the sale of the Shares to Subscriber or the closing of the Offering as a whole), seek to raise capital, issue securities, or enter into agreements with one or more investors on terms that vary from those set forth in this Subscription Agreement. Such variations may include, without limitation, public or private offerings, debt financings, equity financings, convertible or exchangeable securities, derivative instruments, strategic transactions, joint ventures, at-the-market offerings, registered direct offerings, or any other form of financing or issuance, including through the grant of side letters, additional securities, warrants, or other consideration to certain subscribers or investors in this Offering.

(ii) Subscriber further acknowledges and agrees that any such issuances or agreements (including within this Offering) may be consummated on terms and conditions that are different from, more favorable than, or less favorable than the terms of this Subscription Agreement and the Securities issued to Subscriber, including, without limitation:

A. pricing that is higher or lower than the purchase price paid by Subscriber;

B. securities with rights, preferences, privileges, conversion or exercise prices, voting rights, liquidation preferences, registration rights, anti-dilution protections, or other terms that are senior to, pari passu with, or junior to the Securities;

C. the grant of side letters, additional securities, warrants, discounts, or other consideration or benefits to one or more subscribers or investors (whether or not offered or provided to Subscriber, but which may be provided to other investors in the Offering);

Subscription Agreement
Agassi Sports Entertainment Corp.

D. discounted, structured, or negotiated transactions with one or more investors; or

E. any other economic, governance, or structural terms.

(iii) Subscriber expressly waives any claim, right, or remedy arising from any such issuance or agreement (whether in this Offering or otherwise), including any claim based on parity, equal treatment, dilution, most-favored-nation status, price protection, anti-dilution rights, or similar theory (whether arising under contract, equity, fiduciary duty, or otherwise). Subscriber agrees that the Company has no obligation to offer the same or similar terms to Subscriber that it offers to any other subscriber or investor in this Offering or in any other financing.

(iv) Subscriber further agrees that it has no preemptive rights, rights of first refusal, participation rights, rights to notice of, or any other rights to participate in, any portion of this Offering, any variation of terms within this Offering, or any future or concurrent offering or issuance of securities by the Company, unless expressly set forth in a separate written agreement executed by the Company. The Company shall have no obligation to provide Subscriber with notice of, or an opportunity to review or participate in, any such terms, side letters, additional securities, or other arrangements with other subscribers or investors.

(v) This Section G shall survive the closing of the sale of the Shares, the closing of the Offering (in whole or in part), and any termination of this Subscription Agreement.

H. Confidentiality. Subscriber agrees to maintain in confidence all information furnished by the Company or its agents that may be deemed to be material nonpublic information, including, but not limited to the fact that the Offering is being made and the terms and conditions of this Offering and the Securities; provided, however, that Subscriber may disclose such information (a) to its affiliates and its and their respective directors, officers, legal counsel, accountants, tax advisors, and other financial and professional advisors and representatives who have a need to know such information for purposes of evaluating, monitoring or enforcing Subscriber’s investment in the Company, in each case so long as such Persons are informed of the confidential nature of such information and are obligated to maintain the confidentiality thereof, or (b) to the extent required by applicable law, regulation, legal process, subpoena, civil investigative demand, court order or stock exchange requirement; provided further that, in the case of clause (b), Subscriber shall, to the extent legally permissible, provide the Company with prompt prior written notice of such required disclosure so that the Company may seek an appropriate protective order or other remedy, and Subscriber shall reasonably cooperate with the Company, at the Company’s expense, in connection therewith. Subscriber shall disclose only that portion of the confidential information that Subscriber is advised by counsel is legally required to be disclosed.

Subscription Agreement
Agassi Sports Entertainment Corp.

I. Information Rights. From the date hereof until the earlier of (a) the date that the Initial Registration Statement required to be filed by the Company pursuant to the RRA Agreement is declared effective by the SEC and (b) such time as the Company is no longer subject to the reporting requirements of the Exchange Act, the Company shall furnish or otherwise make available to Subscriber: (i) within forty-five (45) days after the end of each fiscal quarter, unaudited quarterly financial statements of the Company; (ii) promptly following the filing or furnishing thereof, copies of all material reports, schedules, forms, statements and other documents filed or furnished by the Company with the SEC, including all Forms 10-K, 10-Q, 8-K, proxy statements and registration statements; provided, however, that the obligations set forth in this clause (ii) shall be deemed satisfied so long as the Company timely files or furnishes such reports through the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) system and remains subject to the reporting requirements of the Exchange Act; and (iii) prompt written notice of the occurrence of any Material Adverse Effect.

Notwithstanding the foregoing, prior to providing Subscriber with any material non-public information, including any notice of a Material Adverse Effect, the Company shall provide Subscriber with advance notice that the Company intends to disclose information that may constitute material non-public information, and Subscriber shall have the right to decline to receive such information, in which event the Company shall not disclose such information to Subscriber unless and until such information ceases to constitute material non-public information.

J. Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of Nevada, including its statutes of limitations, without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Clark County, Nevada, and those such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

K. U.S.A. Patriot Act and Anti-Money Laundering Representations. Subscriber is in full compliance with all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. Subscriber will provide additional information or take such actions as may be necessary or advisable for the Company, in its sole judgment, to comply with any such Regulations.

Subscription Agreement
Agassi Sports Entertainment Corp.

L. Entire Agreement. This Subscription is the entire and fully integrated agreement of the parties regarding the subject matter hereof, and there are no oral representations, warranties, agreements, or promises pertaining to this Subscription or the Securities.

M. Construction. The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto. All references in this Agreement as to gender shall be interpreted in the applicable gender of the parties.

N. Purchase Payment. The purchase price for the Securities shall be paid to the Company in cash, check or via wire transfer simultaneously with the Subscriber’s entry into this Agreement.

O. Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made.

P. Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and (a) faxed to another party or (b) scanned and emailed to another party, shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

Q. Severability. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

Subscription Agreement
Agassi Sports Entertainment Corp.

R. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

S. Collection of Personal Information. The Subscriber acknowledges and consents to the fact the Company is collecting the Subscriber’s (and any beneficial purchaser’s) personal information pursuant to this Agreement. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules (to the extent applicable) to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser). By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s (and any beneficial purchaser’s) personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange (to the extent applicable) or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

Subscription Agreement
Agassi Sports Entertainment Corp.

“SUBSCRIBER INFORMATION”

Must be Completed by Each Subscriber

I.	Name of Subscriber:_______________________________________________

II.	Subscribed for __________________ shares of Common Stock at $5.00 per share of Common Stock

III.	Check enclosed in the amount of $____________ or

Wire Transfer Sent in the Amount of $________________.

IV.	Social Security or Taxpayer I.D. Number:

V.	Business Address (including zip code):

VI.	Residence Address (including zip code) [if individual]

VII.	Phone Number:

VIII.	Email Address:___________________________________________________

IX.	All communications to be sent to:

X.	Subscriber’s principal residence or place of business (please check as appropriate) is its:
☐ Business; or
☐ Residence Address

XI.	Name Securities should be registered in:______________________________________

If different than subscriber name please advise of the reason for such difference:

XII.	Address for registration of Securities:____________________________________________________________

XIII.	Type of Subscriber:

Please indicate on the following pages the form in which you will hold title to your interest in the securities. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SECURITIES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, THE SECURITIES AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Subscribers should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the securities, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

Subscription Agreement
Agassi Sports Entertainment Corp.

Please select one of the following forms of ownership (note this must match the signature page of this Subscription Agreement, below):

☐	INDIVIDUAL OWNERSHIP (one signature required)

☐	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

☐	COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

☐	TENANTS IN COMMON (both or all parties must sign)

☐	GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

☐	LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

☐	LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

☐	CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

☐	TRUST (fill out all documents in the name of the TRUST, by the Trustee)

PLEASE ALSO COMPLETE PAGES 19 THROUGH 21,

WHICH ARE A REQUIRED PART OF THIS AGREEMENT AND SIGN THE

ATTACHED RRA AGREEMENT.

Subscription Agreement
Agassi Sports Entertainment Corp.

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

(Please check the applicable subparagraphs)

The Subscriber hereby represents and warrants that the information set forth on this Eligibility Representations of Subscriber is true and correct as of the date hereof. This information is incorporated into and forms a part of the Subscription Agreement, and the Subscriber acknowledges that the Company is relying upon the accuracy of the representations set forth herein.

A. ACCREDITED INVESTOR STATUS

☐ The Subscriber is/are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and has marked and initialed the appropriate box on the following pages indicating the provisions under which I/we qualify as an “accredited investor.”

*** AND ***

B. AFFILIATE STATUS

(Please check the applicable box)

☐ The Subscriber is an “affiliate” (as defined in Rule 144 under the Securities Act) of Agassi Sports Entertainment Corp.

☐ The Subscriber is not an affiliate of Agassi Sports Entertainment Corp.

C. CONFIRMATION OF ACCREDITED INVESTOR STATUS

Rule 501(a) of the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

Entities Must Check One of the Below

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

Subscription Agreement
Agassi Sports Entertainment Corp.

☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described Rule 506(b)(2)(ii) of the Securities Act.

☐ Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐ Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of a “family office” as discussed above and whose prospective investment in the issuer is directed by such family office pursuant to subparagraph (iii) of the above “family office” paragraph; or

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above and below tests.

Subscription Agreement
Agassi Sports Entertainment Corp.

Individuals Must Check At Least One of the Below

☐ Any director, executive officer, or general partner of Agassi Sports Entertainment Corp., or any director, executive officer, or general partner of a general partner of Agassi Sports Entertainment Corp.

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time of his or her purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐ Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status (currently including Series 7, 65, or 82 licenses); or

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[Please Execute the Following Page(s) as Applicable]

Subscription Agreement
Agassi Sports Entertainment Corp.

EXECUTION

By signing below, the Subscriber hereby represents, warrants, and acknowledges that it has carefully read and fully understands the terms and conditions of this Subscription Agreement, including all exhibits, schedules, and related documents; that it has had a full and adequate opportunity to discuss the subscription and the Agreement with its legal, tax, financial, and other professional advisors; and that it is entering into this Agreement voluntarily and without reliance on any representations or warranties other than those expressly set forth herein.

Please execute this Subscription Agreement by completing the appropriate section below.

1. If the subscriber is an INDIVIDUAL, complete the following:

_____________________________________________

Signature of Subscriber

_____________________________________________

Name (please type or print)

_____________________________________________

Signature of Spouse or Co-Owner if funds are

to be invested as joint tenants by the entirety

or community property.

_____________________________________________

Name (please type or print)

2. If the subscriber is a CORPORATION, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber has been duly authorized by all requisite action on the part of the corporation listed below (“Corporation”) to acquire the Securities and, further, that the Corporation has all requisite authority to acquire such Securities. The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

Name of Corporation (please type or print)

By: ____________________________________________

Printed Name: ____________________________________

Title: ___________________________________________

Subscription Agreement
Agassi Sports Entertainment Corp.

3. If the subscriber is a PARTNERSHIP, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Securities and that he has all requisite authority to acquire such Securities for the Partnership.

The Subscriber represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

Name of Partnership (please type or print)

By:___________________________________________________

Printed Name: __________________________________________

Title: _________________________________________________

4. If the subscriber is a TRUST, complete the following:

The Subscriber hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the (“Trust”) set forth below to acquire the Securities and the Subscriber, as trustee, has all requisite authority to acquire such Securities for the Trust.

The Subscriber, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

Name of Trust (Please type or print)

By:___________________________________________________
Printed Name: __________________________________________
Title: _________________________________________________

Subscription Agreement
Agassi Sports Entertainment Corp.

5. If the subscriber is a LIMITED LIABILITY COMPANY, complete the following:

The Subscriber hereby represents, warrants and covenants that the Subscriber has been duly authorized by all requisite action on the part of the Limited Liability Company listed below (“Company”) to acquire the Securities and, further, that the Company has all requisite authority to acquire such Securities.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Company and that he has authority under the articles of organization, company agreement, and resolutions of the managers and/or members, as applicable, of such Company to execute this Subscription Agreement. Such officer encloses a true copy of the articles of organization, the operating agreement and, as necessary, the resolutions of the managers and/or members authorizing a purchase of the investment herein, in each case as amended to date.

Name of Company (please type or print)

By:___________________________________________________

Printed Name: __________________________________________

Title: _________________________________________________

Subscription Agreement
Agassi Sports Entertainment Corp.

COMPANY ACCEPTANCE

ACCEPTED BY THE COMPANY this the ______ day of _________________, 2026.

Agassi Sports Entertainment Corp.

By: ____________________________________________

Name: ________________________________

Title: ________________________________

Subscription Agreement
Agassi Sports Entertainment Corp.

EXHIBIT 1

INFORMATION FOR RESIDENTS OF CERTAIN STATES

Each prospective purchaser should read the legend and/or state disclosure listed below applicable to the state in which he resides. The state disclosures and/or legends listed below do not in any way constitute or imply that offers or sales may be made in such states. Offers and/or sales may only be made in those states approved by the Company. If any prospective purchaser resides in a state not included below, such prospective investor should request the state legend applicable to such purchaser’s state prior to making an investment in the Company.

California Residents:

The sale of the securities which are the subject of this offering has not been qualified with Commissioner of Corporations of the State of California and the issuance of such securities or payment or receipt of any part of the consideration therefore prior to such qualifications is unlawful, unless the sale of securities is exempted from qualification by the California Corporations Code. The rights of all parties to this offering are expressly condition upon such qualifications being obtained, unless the sale is so exempt. Accordingly, distribution of this document and offers and sales of the securities referred to herein are strictly limited to persons who the Company determines to have met certain financial and other requirements. This document does not constitute an offer to sell or the solicitation of an offer to buy with respect to any other person. In order to rely on the foregoing exemptions, the Company will rely in turn on certain representations and warranties made to the Company by the investors in this offering.

Connecticut Residents:

These securities offered herein have not been registered under section 36-485 of the Connecticut Uniform Securities Act (the “Act”) and, therefore, cannot be resold unless they are registered under the Act or unless an exemption from registration is available.

Florida Residents:

These securities have not been registered under the Florida Securities and Investor Protection Act in reliance upon exemption provisions contained therein. Section 517.061(11)(a)(5) of the Florida Securities and Investor Protection Act (the “Florida Act”) provides when sales are made to five or more purchasers in this state that any purchaser of securities in Florida which are exempted from registration under Section 517.061(11) of the Florida Act may withdraw his subscription agreement and receive a full refund of all monies paid, within three days after the later of (i) the date he tenders consideration for such securities and (ii) the date this statutory right of rescission is communicated to him (which shall be established conclusively by the Company’s provision of this “Information for Residents of Certain States”). Any Florida resident who purchases securities is entitled to exercise the foregoing statutory rescission right by telephone, telegram, or letter notice to the Company. Any telegram or letter should be sent or postmarked prior to the end of the third business day. A letter should be mailed by certified mail, return receipt requested, to ensure its receipt and to evidence the time of mailing. Any oral requests should be confirmed in writing.

Subscription Agreement
Agassi Sports Entertainment Corp.

THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061 OF THE FLORIDA ACT IS HEREBY COMMUNICATED TO EACH FLORIDA INVESTOR.

Georgia Residents:

The securities sold in the state of Georgia have been issued or sold in reliance on paragraph (I3) of Code section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.

Illinois Residents:

These securities have not been approved or disapproved by the Secretary of State of Illinois, nor has the Secretary of State of Illinois nor the State of Illinois passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Indiana Residents:

These securities have not been registered under Section 3 of the Indiana Securities Act and therefore, cannot be resold or transferred unless they are so registered or unless an exemption from registration is available.

Maryland Residents:

The Securities which are the subject of this subscription agreement have not been registered under the Maryland Securities Act in reliance upon the exemption in section 11-602(9) of such act. Unless these Securities are registered, they may not be re-offered for sale or resold in the State of Maryland, except as security, or in a transaction exempt under such Act.

Michigan Residents:

These securities have not been registered under Section 451.701 of the Michigan Uniform Securities Act (the Act) and may be transferred or resold by residents of Michigan only if registered pursuant to the provisions of the Act, or if an exemption from registration is available. The investment is suitable if it does not exceed 10% of the investor’s net worth.

Minnesota Residents:

The securities represented by this subscription agreement have not been registered under Chapter 80A of the Minnesota Securities Laws and may not be sold, transferred or otherwise disposed of except pursuant to registration or an exemption therefrom.

Subscription Agreement
Agassi Sports Entertainment Corp.

Nevada Residents:

These securities have not been approved or disapproved by the Secretary of State of Nevada, nor has the Secretary of State of Nevada nor the State of Nevada passed upon the accuracy or adequacy of the information set forth herein. Any representation to the contrary is a criminal offense.

New Jersey Residents:

These securities have not been approved or disapproved by the Bureau of Securities of the State of New Jersey, nor has the Bureau passed on or endorsed the merits of this Offering. The filing of the written Offering does not constitute approval of the issue or the sale thereof by the Bureau of Securities. Any representation to the contrary is unlawful.

These are speculative securities and involve a high degree of risk. These securities are offered only to bona fide adult residents of the State of New Jersey.

New York Residents:

This document has not been reviewed by the Attorney General of the State of New York prior to its issuance and use. The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. The Company has taken no steps to create an after market for the securities offered herein and has made no arrangements with brokers of others to trade or make a market in the securities. At some time in the future, the Company may attempt to arrange for interested brokers to trade or make a market in the securities and to quote the same in a published quotation medium, however, no such arrangements have been made and there is no assurance that any brokers will ever have such an interest in the securities of the Company or that there will ever be a market therefore.

Oklahoma Residents:

The securities offered herein have not been registered under the Oklahoma Securities Act (the “Oklahoma Act”), and therefore Cannot be resold or transferred by the investor in a transaction Which is exempt under the Oklahoma Act or pursuant to an effective Registration under the Oklahoma Act.

Ohio Residents:

These securities have not been approved or disapproved as an investment for any Ohio resident by the Ohio Division of Securities nor has the Division passed upon the accuracy of the offering.

Subscription Agreement
Agassi Sports Entertainment Corp.

Pennsylvania Residents:

Residents of the Commonwealth of Pennsylvania can only transfer the Securities offered hereby in accordance with the provisions of section 203(d) of the Pennsylvania Securities Act of 1972 and are subject to the following conditions:

A. Under the provisions of the Pennsylvania Securities Act of 1972, a Pennsylvania resident who accepts an offer to purchase securities exempted from registration by section 203(d)(f)(p) or (r) directly from an issuer or affiliate of an issuer shall have the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person, within two business days from the date of receipt by the issuer of this written binding contract to purchase, or in the case of a transaction where there is no written binding contract to purchase, within two business days after he makes the initial payment for the securities being offered.

B. Pursuant to Section 203.041(c)(1) of the Pennsylvania Blue Sky Regulations (“Regulations”), the purchaser must acknowledge that he or she agrees not to sell the securities purchased herein within 12 months after the date of purchase except in accordance with Section 204.011 of the Regulations. Section 204.011 provides for an automatic waiver of the 12 month holding period under certain conditions including that the securities purchased are subsequently being registered under the Securities Act of 1933 or 1934.

Texas Residents:

The securities offered hereunder have not been registered under applicable Texas securities laws and, therefore, any purchaser thereof must bear the economic risk of the investment for an indefinite period of time because the securities cannot be resold unless they are subsequently registered under such securities laws or an exemption from such registration is available. Further, pursuant to §109.13 under the Texas Securities Act, the Company is required to apprise prospective investors of the following: a legend shall be placed, upon issuance, on certificates representing securities purchased hereunder, and any purchaser hereunder shall be required to sign a written agreement that he will not sell the subject securities without registration under applicable securities laws or exemptions therefrom.

Subscription Agreement
Agassi Sports Entertainment Corp.

Wisconsin Residents:

The Securities Commission of the State of Wisconsin has not passed upon the merits or qualifications of, or recommended or given approval to, the securities hereby offered, nor has the Securities Commissioner of this state passed upon the adequacy of this subscription agreement. Any representation to the contrary is a criminal offense.

The investor must rely on his own examination of the person or entity creating the securities and the terms of the Offering, including the merits and risks involved in making an investment decision on these securities.

NASAA UNIFORM LEGEND

In making an investment decision investors must rely on their examination of the offering, including the merits and risks involved. These securities have not been recommended by a federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the investment risks of this investment for an indefinite period of time.

Subscription Agreement
Agassi Sports Entertainment Corp.

EXHIBIT 2

FORM OF REGISTRATION RIGHTS AGREEMENT

[See Attached]

Subscription Agreement
Agassi Sports Entertainment Corp.
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